Financial expenses	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Financial expenses	Financial expenses
The following table sets forth the components of our financial expenses for the years ended December 31, 2023, 2022 and 2021:

	For the year ended December 31,
In thousands of U.S. dollars	2023	2022	2021
Interest expense on debt, net of capitalized interest (1)	$158,286	$137,123	$115,983
Accretion of convertible notes (as described in Note 12)	—	12,718	13,265
Amortization of deferred financing fees	7,292	6,385	7,570
Loss on extinguishment of debt and write-off of deferred financing fees (2)	16,525	11,463	3,604
Accretion of premiums and discounts on debt (3)	1,128	2,106	3,682
Total financial expenses	$183,231	$169,795	$144,104
 (1) The increase in interest expense, net of capitalized interest during the year ended December 31, 2023 is primarily attributable to an increase in the benchmark interest rates (both LIBOR and SOFR) as compared to the year ended December 31, 2022. During the year ended December 31, 2023, benchmark interest rates continued to increase as central banks around the world introduced measures to combat inflation. The increases in benchmark rates were partially offset by the overall reduction in our indebtedness arising from (i) the sales of 20 vessels during the years ended December 31, 2023 and 2022 (and repayments of the related debt or lease financing obligations), (ii) the unscheduled debt and lease repayments on 58 and 23 vessels during the year ended December 31, 2023 and 2022, respectively, as discussed in Note 12, (iii) the maturity of the Convertible Notes Due 2022 in May 2022, and (iv) the conversion of the Convertible Notes Due 2025 in December 2022. These reductions were partially offset by new borrowings as discussed in Note 12. The combination resulted in higher interest expense for the year ended December 31, 2023 compared to December 31, 2022 despite the reduction in the average carrying value of our debt to $1.92 billion from $2.69 billion, respectively.
The increase in interest expense, net of capitalized interest during the year ended December 31, 2022 is primarily attributable to higher average LIBOR rates compared to the year ended December 31, 2021. As a result of the easing of COVID-19 restrictions, the related economic recovery and corresponding inflationary pressures, LIBOR rates increased significantly throughout 2022. The increases in LIBOR rates were partially offset by the overall reductions in our indebtedness arising from (i) the sales of 18 vessels during the year ended December 31, 2022 (and repayments of the related debt or lease financing obligations), (ii) the unscheduled debt and lease repayments on 23 vessels, (iii) the maturity of the Convertible Notes Due 2022 in May 2022, and (iv) the conversion of the Convertible Notes Due 2025 in December 2022. The combination resulted in higher interest expense for the year ended December 31, 2022 compared to December 31, 2021 despite the decrease in the average carrying value of our debt to $2.69 billion during the year ended December 31, 2022 as compared to $3.14 billion for the year ended December 31, 2021.
Interest payable during those periods was offset by interest capitalized of $0.2 million and $0.2 million, during the years ended December 31, 2022 and 2021 respectively. There was a nominal amount of capitalized interest during the year ended December 31, 2023.
(2)     The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2023 include (i) $10.2 million in costs related to the extinguishment of debt, (ii) $4.3 million of write-offs of deferred financing fees related to the unscheduled debt and lease repayments during the year, (iii) $2.7 million relating to write-offs of the discounts related to the unscheduled debt and lease repayments during the year, (iv) $0.8 million of accelerated effective interest on right of use liabilities related to unscheduled lease payments during the year, offset by (v) a gain of $1.5 million related to the adjustment of the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2022 include (i) $6.6 million of write-offs of deferred financing fees related to the repayments of debt for the 18 vessels sold during the year along with the notifications to exercise purchase options on certain lease financed vessels during the year, (ii) $4.9 million in costs related to the extinguishment of debt, (iii) $0.9 million of write-offs of the discounts related to the payment of indebtedness on certain vessels sold and to the notifications to exercise purchase options on certain vessels, offset by (iv) a gain of $0.9 million related to the adjustment of the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2021 include (i) $3.0 million of write-offs of deferred financing fees related to the refinancing of existing indebtedness on certain vessels and (ii) $0.6 million of write-offs of the premium and discounts related to the refinancing of existing indebtedness on certain vessels.
(3) The accretion of premiums and discounts primarily represents the accretion or amortization of the fair value adjustments relating to the indebtedness assumed as part of the 2017 acquisition of Navig8 Product Tankers Inc.